SUPPLEMENT

Dated June 20, 2011
to the
Statement of Additional Information of the
Timothy Plan Family of Funds
DATED January 31, 2011

In Section 3 of the Statement of Additional Information, “Management of the Fund,” “Independent Trustees” and “Deborah Honeycutt”, the language under “Principal Occupation the Last 5 Years” appearing on page 18 is deleted and replaced in its entirety with the following table:

Medical Director of Clayton State University Health Clinic. Formerly served as Medical Director of Spelman College Health Services, faculty member of Atlanta Medical Center’s Family Practice Residency Training Program, Emory University Family Practice Residency Training Program, and as an Assistant Professor at the University of Illinois from 1972-81.

ALL PORTIONS OF THE STATEMENT OF ADDITIONAL INFORMATION NOT CHANGED BY THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.